SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 10, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION
(Exact name of Registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(Address of principal executive offices)

(605) 721-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

        On March 10, 2003, the Registrant acquired Mallon Resources Corporation ("Mallon"). The acquisition was effected through the merger (the "Merger") of Black Hills Acquisition Corp., a wholly-owned subsidiary of the Registrant, with and into Mallon, with Mallon as the surviving corporation. Mallon is now a wholly-owned subsidiary of the Registrant. Pursuant to the Merger, each issued and outstanding share of Mallon common stock was converted into .044 of a share of the Registrant's common stock. After the Merger, former Mallon shareholders collectively own less than two percent of the Registrant's outstanding common stock.

        The Merger will be accounted for under the purchase method of accounting. The Registrant will record the assets acquired and liabilities assumed from Mallon based upon their estimated fair market value. The Registrant will account for its oil and natural gas operations using the full cost method of accounting.

        The consideration paid in connection with the Merger was determined through arms-length negotiations between executive management of Mallon and the Registrant. Prior to the Merger, the assets of Mallon which consist of oil and gas properties, a natural gas processing plant and other physical property and equipment were utilized by Mallon to carry on its oil and gas business. The Registrant intends to continue such use of assets.

        Prior to the Merger, on October 1, 2002, the Registrant also acquired the outstanding debt of Mallon to Aquilla Energy Capital Corporation for $30,528,000, including amounts paid to settle certain gas hedging arrangements and loaned Mallon $3,200,000 to pay certain obligations owed by Mallon and the costs of drilling certain wells. These amounts were financed through the Registrant's 364-day Credit Facility with ABN AMRO BANK N.A., as Syndication Agent, Bank of Montreal, as Co-Syndication Agent, US Bank, National Association, as Documentation Agent, and The Bank of Nova Cotia, as Co-Documentation Agent.

        The Registrant's shares issued to Mallon shareholders in the Merger were registered under the Securities Act of 1933, as amended, under the Registrant's Registration Statement on Form S-4, Registration No. 333-101576, as amended (the "Registration Statement"). For further information with respect to the Merger, including a description of any other material relationships prior to the Merger between Mallon and the Registrant or any of its affiliates, any director or officer of the Registrant or any of their associates, see the Registration Statement.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following unaudited pro forma combined condensed financial information of the Registrant relating to the Merger is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference:

Report of Independent Public Accountants
Consolidated Balance Sheets as of December 31, 2001 and 2000
Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999
Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001, 2000 and 1999
Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999
Notes to Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999

The following unaudited consolidated financial statements of Mallon for the three and nine months ended September 30, 2002, are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001
Consolidated Statements of Operations for the three and nine months ended September 30, 2002 and 2001
Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 and 2001
Notes to Consolidated Financial Statements for the three and nine months ended September 30, 2002 and 2001

(b)	Pro forma financial information.

The following unaudited pro forma combined condensed financial information of the Registrant relating to the Merger is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002
Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 2002
Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2001
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)	Exhibits.

The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter.

Exhibit Number	Description

2	Agreement and Plan of Merger among Black Hills Corporation, Black Hills Acquisition Corp., and Mallon Resources Corporation, dated as of October 1, 2002 (filed as Annex A to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 No. 333-101576).

23.1	Statement Regarding Consent of Arthur Andersen LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Audited Consolidated Financial Statements of Mallon and Report of Independent Public Accountants

-	Report of Independent Public Accountants

-	Consolidated Balance Sheets as of December 31, 2001 and 2000

-	Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999

-	Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001, 2000 and 1999

-	Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

-	Notes to Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999

99.2	Unaudited Consolidated Financial Statements of Mallon

-	Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001

-	Consolidated Statements of Operations for the three and nine months ended September 30, 2002 and 2001

-	Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 and 2001

-	Notes to Consolidated Financial Statements for the three and nine months ended September 30, 2002 and 2001

99.3	Unaudited Pro Forma Combined Condensed Financial Information of the Registrant relating to the Merger

-	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002

-	Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 2002

-	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2001

-	Notes to Unaudited Pro Forma Combined Condensed Financial Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Sr. Vice President and Chief Financial Officer

Date: March 21, 2003

Exhibit Index

Exhibit Number	Description

2	Agreement and Plan of Merger among Black Hills Corporation, Black Hills Acquisition Corp., and Mallon Resources Corporation, dated as of October 1, 2002 (filed as Annex A to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 No. 333-101576).

23.1	Statement Regarding Consent of Arthur Andersen LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Audited Consolidated Financial Statements of Mallon and Report of Independent Public Accountants

-	Report of Independent Public Accountants

-	Consolidated Balance Sheets as of December 31, 2001 and 2000

-	Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999

-	Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001, 2000 and 1999

-	Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

-	Notes to Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999

99.2	Unaudited Consolidated Financial Statements of Mallon

-	Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001

-	Consolidated Statements of Operations for the three and nine months ended September 30, 2002 and 2001

-	Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 and 2001

-	Notes to Consolidated Financial Statements for the three and nine months ended September 30, 2002 and 2001

99.3	Unaudited Pro Forma Combined Condensed Financial Information of the Registrant relating to the Merger

-	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002

-	Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 2002

-	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2001

-	Notes to Unaudited Pro Forma Combined Condensed Financial Statements